UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 29, 2012

Annual Repor t

Legg Mason

Western Asset

Managed

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Managed Municipals Fund

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 29, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 30, 2012

Legg Mason Western Asset Managed Municipals Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended February 29, 2012. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors constraining economic growth were the weak job market and continued strains in the housing market. While there was some improvement during the second half of the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. After dipping to 8.9% in March 2011, unemployment moved back to 9.0% in April. Unemployment stayed at or above 9.0% over the next five months before declining to 8.9% in October. Unemployment then moved lower during three out of the next four months and was 8.3% in February 2012, the lowest rate since February 2009. The housing market showed some encouraging signs, although it still appears to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in early 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last five months of the period. While the inventory of unsold homes moved up slightly versus the previous month in February 2012, home prices edged higher. The NAR reported that the median existing-home price for all housing types was $156,600 in February 2012, up 0.3% from February 2011.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace during much of the remainder of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. In February, the PMI dipped to 52.4.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” During its meeting in March (after the reporting period ended), the Fed said that it “expects moderate economic growth over coming quarters and consequently anticipates that

IV	Legg Mason Western Asset Managed Municipals Fund

Investment commentary (cont’d)

the unemployment rate will decline gradually toward levels that the Committee judges to be consistent with its dual mandate.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

March 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S Virgin Islands and Guam) and other qualifying issuers. The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds (that is securities rated Baa/BBB or above or, if unrated, securities we determine to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of heightened volatility during the reporting period, but ultimately generated positive results. Most spread sectors rallied during the first two months of the period as expectations for the economy were generally positive. While the majority of spread sectors posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December and generally remained robust during the remainder of the period. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period

2	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Fund overview (cont’d)

began, two- and ten-year Treasury yields were 0.69% and 3.42%, respectively. Yields initially moved higher given expectations for improving economic growth and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.85% and 3.59%, respectively, in April 2011. Yields then declined during much of the next five months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields rose modestly during the last four months of the period, whereas ten-year Treasury yields declined over that time, in part due to Operation Twist. When the reporting period ended on February 29, 2012, two-year Treasury yields were 0.30% and ten-year Treasury yields were 1.98%.

The municipal bond market also experienced periods of volatility. The municipal market weakened during the first month of the period given concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market then strengthened over the majority of the remainder of the reporting period, as tax revenues rose, new issuance declined, investor demand increased, defaults remained low and numerous states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexii returned 12.42% for the twelve months ended February 29, 2012. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 8.37%.

How did you respond to these changing market conditions?

A. There were no significant changes to the Fund during the reporting period, as we were comfortable with its sector and yield curveiv positioning. The Fund employed short U.S. Treasury futures on several occasions during the reporting period to manage duration and to express our views that the municipal market would outperform the Treasury market. This strategy contributed to the Fund’s performance during the period.

Performance review

For the twelve months ended February 29, 2012, Class A shares of Legg Mason Western Asset Managed Municipals Fund, excluding sales charges, returned 17.21%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 12.42% for the same period. The Lipper General Municipal Debt Funds Category Average1 returned 13.67% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 29, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 248 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	3

Performance Snapshot as of February 29, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Managed Municipals Fund:
Class 1[1]	8.60%	17.42%
Class A	8.50%	17.21%
Class B2	8.20%	16.50%
Class C	8.20%	16.55%
Class I	8.55%	17.42%
Barclays Capital Municipal Bond Index	5.67%	12.42%
Lipper General Municipal Debt Funds Category Average[3]	6.97%	13.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 29, 2012 for Class 1, Class A, Class B, Class C and Class I shares were 4.12%, 3.80%, 3.44%, 3.41% and 4.04%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class 1 shares would have been 4.07%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 1, 2011, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.62%, 0.64%, 1.23%, 1.20% and 0.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. In addition, the total annual operating expenses of Class 1 shares are not expected to exceed those of Class A shares less the 12b-1 differential of 0.15%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 259 funds for the six-month period and among the 248 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Fund overview (cont’d)

What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its yield curve positioning and duration. From a yield curve perspective, the Fund maintained an overweight to the 22+ year portion of the municipal yield curve and an underweight to securities with maturities of seven years and less. This positively impacted performance as longer-term securities outperformed shorter-term securities. The same dynamic held true for the Fund’s duration, as it was longer than that of the benchmark. This was beneficial as rates moved lower during the reporting period.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, overweights to the strong performing Health Care, Industrial Revenue, Special Tax and Transportation sectors were positive for performance. Also aiding the Fund’s results was its underweight to short-maturity Pre-refundedv securities. These shorter-term, high-quality securities underperformed the benchmark given investors’ preference for longer-term, lower-quality securities that offered higher yields.

Also benefiting the Fund’s performance were its overweight exposure to lower-rated investment grade municipal bonds and its underweight to AAA-rated municipal bonds. We felt that high-quality AAA-rated securities were richly valued and the underweight position was rewarded given that they lagged their lower-rated counterparts during the period.

What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s underweight to holdings in Puerto Rico. This modestly detracted from results as Commonwealth bonds outperformed the benchmark (interest from bonds issued in certain territories, such as Puerto Rico and the U.S. Virgin Islands, is tax-exempt in all states). Also negatively impacting performance was the Fund’s overweight to the Housing sector, as it underperformed the benchmark during the period.

Thank you for your investment in Legg Mason Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower-rated, higher- yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	5

holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

6	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2012 and February 28, 2011 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2011 and held for the six months ended February 29, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	8.60%	$1,000.00	$1,086.00	0.48%	$2.49	Class 1	5.00%	$1,000.00	$1,022.48	0.48%	$2.41
Class A	8.50	1,000.00	1,085.00	0.63	3.27	Class A	5.00	1,000.00	1,021.73	0.63	3.17
Class B	8.20	1,000.00	1,082.00	1.20	6.21	Class B	5.00	1,000.00	1,018.90	1.20	6.02
Class C	8.20	1,000.00	1,082.00	1.19	6.16	Class C	5.00	1,000.00	1,018.95	1.19	5.97
Class I	8.55	1,000.00	1,085.50	0.53	2.75	Class I	5.00	1,000.00	1,022.23	0.53	2.66

[1]	For the six months ended February 29, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/12	17.42%	17.21%	16.50%	16.55%	17.42%
Five Years Ended 2/29/12	6.42	6.27	5.75	5.67	6.44
Ten Years Ended 2/29/12	5.46	5.40	4.95	4.82	5.58

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/12	17.42%	12.19%	12.00%	15.55%	17.42%
Five Years Ended 2/29/12	5.39	5.34	5.59	5.67	6.44
Ten Years Ended 2/29/12	4.95	4.94	4.95	4.82	5.58

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/02 through 2/29/12)	70.15%
Class A (2/28/02 through 2/29/12)	69.25
Class B (2/28/02 through 2/29/12)	62.18
Class C (2/28/02 through 2/29/12)	60.14
Class I (2/28/02 through 2/29/12)	72.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class 1, A, B and C Shares of Legg Mason Western Asset Managed Municipals Fund vs. Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2002 - February 2012

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Managed Municipals Fund vs. Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2002 - February 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

†	Hypothetical illustration of $10,000 invested in Class 1, A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Managed Municipals Fund on February 28, 2002, assuming the deduction of the maximum initial sales charge of 4.75% and 4.25% at the time of investment for Class 1 and Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	11

Spread duration (unaudited)

Economic exposure — February 29, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays Capital Municipal Bond Index
LMWA Managed Muni	— Legg Mason Western Asset Managed Municipals Fund

12	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 29, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays Capital Municipal Bond Index
LMWA Managed Muni	— Legg Mason Western Asset Managed Municipals Fund

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	13

Schedule of investments

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.2%
Alabama — 0.7%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project	5.000%	4/1/24	$1,770,000	$2,047,377
Civic Center Improvements Project	5.000%	4/1/25	1,970,000	2,262,624
Civic Center Improvements Project	5.000%	4/1/26	1,700,000	1,937,354
Civic Center Improvements Project	5.000%	4/1/27	1,500,000	1,698,585
Civic Center Improvements Project	5.000%	4/1/28	1,700,000	1,912,857
Civic Center Improvements Project	5.250%	4/1/29	1,750,000	1,990,345
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,562,960
Birmingham, AL, Waterworks Board, Water Revenue:
AGC	5.125%	1/1/34	5,000,000	5,454,200
AGC	5.250%	1/1/39	10,000,000	10,739,300
Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, NATL	5.500%	10/1/13	4,940,000	4,952,350	(a)
Total Alabama				37,557,952
Alaska — 0.3%
Alaska Housing Finance Corp., Home Mortgage Revenue	5.500%	12/1/38	2,725,000	2,741,759
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	10,000,000	12,091,200
Total Alaska				14,832,959
Arizona — 1.0%
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,931,594
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	500,000	590,850	(b)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.500%	12/1/29	13,275,000	14,408,552
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,000,000	15,330,600
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	12,715,080
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	1,000,000	1,006,130
University of Arizona, COP, AMBAC	5.000%	6/1/28	5,435,000	5,558,646
Total Arizona				53,541,452
California — 20.9%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	10,000,000	11,491,600
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	6,000,000	6,457,860

See Notes to Financial Statements.

14	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	5.000%	4/1/34	$15,000,000	$16,646,250
San Francisco Bay Area	5.000%	4/1/39	10,000,000	10,813,900
San Francisco Bay Area	5.125%	4/1/39	70,525,000	77,648,025
Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Project AB, AMBAC	5.000%	8/1/23	4,180,000	4,151,116
California EFA Revenue, Pooled College, Western University of Health Sciences	5.625%	7/1/23	500,000	458,135
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	6,907,669
Cedars-Sinai Medical Center	5.000%	8/15/39	59,145,000	61,489,508
Stanford Hospital & Clinics	5.000%	11/15/36	34,000,000	36,863,820
Stanford Hospital & Clinics	5.150%	11/15/40	24,650,000	26,940,231
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	7,000,000	6,617,940	(a)
Home Mortgage	5.500%	8/1/38	9,445,000	9,468,046
California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC	5.750%	9/1/23	2,100,000	2,194,458
California Pollution Control Financing Authority Revenue, San Jose Water Co. Project	5.100%	6/1/40	12,000,000	12,659,280
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	11,003,200
California Statewide CDA Health Facility Revenue, Community Hospital of Monterey Peninsula, AGM	5.250%	6/1/23	1,810,000	1,862,870
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/31	7,220,000	7,824,097
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	10,589,100
FHA, Methodist Hospital Project	6.750%	2/1/38	9,600,000	11,619,456
John Muir Health	5.000%	8/15/36	4,305,000	4,448,486
John Muir Health	5.125%	7/1/39	7,280,000	7,690,883
El Dorado, CA, Irrigation District, COP, AGC	5.750%	8/1/39	10,000,000	10,399,500
Imperial Irrigation District Electric Revenue	5.000%	11/1/33	7,500,000	8,061,000
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/25	2,120,000	2,449,766
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/36	4,000,000	4,308,200
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	7,905,000	8,728,385
Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC	5.250%	8/1/21	3,000,000	3,002,340
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase	5.500%	11/15/37	11,730,000	12,952,501

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	15

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	$2,500,000	$2,586,225
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	11,615,000	12,688,226
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	9,000,000	10,042,110
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	2,000,000	2,233,160
Los Angeles International Airport	5.000%	5/15/40	88,185,000	97,114,772
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	3,250,000	3,602,462
Los Angeles, CA, Water & Power Revenue, Power Systems, AGM	5.000%	7/1/26	7,850,000	8,238,967
M-S-R Energy Authority, CA	7.000%	11/1/34	7,000,000	9,123,870
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	25,760,000	29,993,398
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	46,500,000	60,608,565
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	84,055,000	103,707,900
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/32	13,290,000	14,336,056
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	15,000,000	16,273,800
Mount Diablo, CA, USD, GO, Election of 2002	5.000%	6/1/31	10,060,000	10,463,708
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	5,928,400
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,062,500
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	2,808,000
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	5,000,000	4,985,150
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	4,000,000	4,127,680
Sacramento County, CA, Airport System Revenue	5.000%	7/1/40	7,000,000	7,379,400
Sacramento County, CA, Airport System Revenue:
PFC, Grant	6.000%	7/1/35	24,360,000	27,608,650
PFC, Grant	6.000%	7/1/39	29,130,000	32,578,409
Sacramento, CA, Area Flood Control Agency:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	5,183,820
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	16,652,100
Sacramento, CA, MUD Electric Revenue, NATL	5.000%	8/15/33	5,000,000	5,219,750
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	30,000,000	32,363,100
Arrowhead Project	5.250%	8/1/26	5,000,000	5,383,700

See Notes to Financial Statements.

16	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/28	$2,435,000	$2,743,417
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	8,861,254
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	3,132,177
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	12,959,750
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	41,500,000	46,106,085
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	34,000,000	37,758,700
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/35	5,000,000	5,409,850
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/40	18,560,000	19,760,090
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Projects	5.000%	4/1/25	2,475,000	2,702,502
Multiple Capital Improvement Projects	5.250%	4/1/26	1,435,000	1,590,138
Multiple Capital Improvement Projects	5.250%	4/1/31	2,500,000	2,674,875
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	4,000,000	4,373,640
Turlock, CA, Irrigation District Revenue	5.000%	1/1/40	10,000,000	10,494,100
University of California Revenues:
AMBAC	5.000%	5/15/23	4,000,000	4,221,000
AMBAC	5.000%	5/15/26	4,000,000	4,179,640
Walnut, CA, Energy Center Authority Revenue	5.000%	1/1/40	15,000,000	15,751,350
Total California				1,120,760,068
Colorado — 2.1%
Aurora, CO, Hospital Revenue, Childrens Hospital Association	5.000%	12/1/40	4,000,000	4,189,440
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	9,250,000	10,976,328
Catholic Health Initiatives	5.000%	9/1/41	3,040,000	3,165,035
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	5,103,300
Poudre Valley Health Care	5.000%	3/1/25	500,000	522,985
Sisters Leavenworth	5.000%	1/1/32	8,010,000	8,598,655
Sisters Leavenworth	5.000%	1/1/35	2,755,000	2,915,561
Colorado Springs, CO, Hospital Revenue	6.250%	12/15/33	11,000,000	12,136,740
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	45,000,000	56,520,000

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	17

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Pueblo County, CO, School District No. 60, GO, NATL, FGIC	5.250%	12/15/20	$500,000	$519,735	(c)
Regional Transportation District, CO, COP	5.375%	6/1/31	5,000,000	5,604,900
Total Colorado				110,252,679
Connecticut — 1.6%
Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement	6.625%	12/1/14	970,000	969,505	(a)
Connecticut State HEFA Revenue:
Fairfield University	5.000%	7/1/35	6,150,000	6,626,502
Fairfield University	5.000%	7/1/40	21,600,000	22,989,096
Sacred Heart University Inc.	5.125%	7/1/26	1,300,000	1,379,521
Sacred Heart University Inc.	5.375%	7/1/31	1,225,000	1,304,833
Sacred Heart University Inc.	5.625%	7/1/41	6,500,000	6,949,150
Yale-New Haven Hospital	5.500%	7/1/40	15,000,000	16,645,800
Connecticut State HFA, Housing Mortgage Finance Program	4.850%	11/15/23	7,150,000	7,165,516
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	16,500,000	17,384,400
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.700%	9/1/12	2,000,000	780,000	(d)(e)
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.750%	9/1/18	6,500,000	2,535,000	(d)(e)
Total Connecticut				84,729,323
Delaware — 0.8%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	28,645,000	29,285,216
Delaware State Housing Authority Revenue, Single-Family Mortgage	5.450%	7/1/39	16,340,000	16,490,981
Total Delaware				45,776,197
District of Columbia — 0.3%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	8,000,000	8,475,040
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	5,000,000	5,377,650
Total District of Columbia				13,852,690
Florida — 10.4%
Bonnet Creek Resort Community Development District	7.375%	5/1/34	4,265,000	4,048,850
Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project	6.050%	11/15/16	650,000	706,303	(b)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	11,684,200

See Notes to Financial Statements.

18	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	$4,500,000	$5,016,240
Capital Region Community Development District, Capital Improvement	6.700%	5/1/32	885,000	894,877
Capital Trust Agency Revenue, Seminole Tribe Convention	8.950%	10/1/33	4,000,000	4,279,480	(c)(d)
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	3,435,000	3,487,452
Citizens Property Insurance Corp., FL	5.250%	6/1/17	20,000,000	22,736,800
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/18	30,000,000	33,825,900
Coastal	5.000%	6/1/19	30,000,000	33,814,200
Coastal	5.000%	6/1/20	20,000,000	22,465,000
Senior Secured High Act	6.000%	6/1/17	3,100,000	3,637,850
Collier County, FL, Water-Sewer, Refunding, Water Revenue, AMBAC	8.875%	5/1/12	20,000	20,263	(b)
Dade County, FL, IDR, Miami Cerebral Palsy Services Project	8.000%	6/1/22	1,710,000	1,700,492
Escambia County, FL, Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	140,000	148,268
Escambia County, FL, Utilities Systems Revenue:
NATL	9.750%	6/1/12	65,000	66,462	(b)
NATL, FGIC	6.250%	1/1/15	3,000,000	3,237,990
Florida Housing Finance Corp. Revenue:
Homeowner Mortgage GNMA, FNMA, FHLMC	5.450%	7/1/33	8,200,000	8,616,806
Homeowner Mortgage GNMA, FNMA, FHLMC	6.375%	7/1/38	5,155,000	5,549,151
Homeowner Mortgage GNMA, FNMA, FHLMC	5.500%	7/1/39	6,910,000	7,241,956
Florida Municipal Loan Council Revenue:
NATL	5.250%	11/1/18	1,625,000	1,674,351
NATL	5.250%	11/1/20	1,805,000	1,856,930
Florida State Broward County Expressway Authority	10.000%	7/1/14	625,000	699,950	(b)
Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,102,090
Gainesville, FL, Utilities Systems Revenue	8.125%	10/1/14	835,000	933,639	(b)
Highlands County, FL, Health Facilities Authority Revenue:
Adventist Health Systems	6.000%	11/15/25	1,750,000	1,816,378	(c)
Adventist Health Systems	5.875%	11/15/29	2,750,000	2,994,172	(c)
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	6,000,000	5,819,100	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	19

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
JEA District, FL, Electric System Revenue	5.125%	10/1/37	$7,500,000	$7,703,175
Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC	9.750%	10/1/13	75,000	82,071	(b)
Lee County, FL, HFA, Brittany Phase II Project, FNMA-Collateralized	6.100%	12/1/20	1,300,000	1,301,456	(a)(f)
Marco Island, FL, Utility System Revenue	5.000%	10/1/34	1,000,000	1,084,780
Marco Island, FL, Utility System Revenue	5.000%	10/1/40	1,500,000	1,600,050
Martin County, FL, IDA Revenue:
Indiantown Cogeneration Project	7.875%	12/15/25	15,000,000	15,067,950	(a)
Indiantown Cogeneration Project	8.050%	12/15/25	6,010,000	6,037,946	(a)
Mediterra North Community Development District	6.800%	5/1/31	2,155,000	2,157,500
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/36	8,450,000	9,195,966
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	26,100,000	28,245,159
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	20,000,000	21,833,000
Miami International Airport	5.375%	10/1/41	13,000,000	14,070,160
Miami International Airport, NATL, FGIC	5.550%	10/1/13	250,000	251,993	(a)
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	10,000,000	10,455,000
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	40,000,000	41,722,800
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	7,733,810
AGC	5.250%	2/1/27	5,500,000	6,160,880
Miami-Dade County, FL, Stormwater, NATL	5.000%	4/1/28	2,250,000	2,376,338
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	7,276,880
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,485,880
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	14,009,320
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	5,400,000	6,054,102
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/24	32,780,000	38,291,629
Orange County, FL, Tourist Development Tax Revenue, Refunding, AMBAC	5.000%	10/1/21	2,000,000	2,174,820
Orlando & Orange County, FL, Expressway Authority Revenue, AMBAC	5.000%	7/1/35	4,500,000	4,584,510
Orlando, FL, State Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	5,402,400
Orlando, FL, Tourist Development Tax Revenue, AGC	5.500%	11/1/38	58,270,000	59,341,003
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	835,000	866,914	(b)

See Notes to Financial Statements.

20	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Palm Coast, FL, Utilities Systems Revenue, NATL	5.000%	10/1/27	$2,100,000	$2,184,714
Panther Trace, FL, Community Development, Special Assessment	7.250%	5/1/33	2,250,000	2,278,733	(c)
Pasco County, FL, HFA, Housing Pasco Woods Apartments Project	5.700%	8/1/19	380,000	380,285	(a)
Port St. Lucie, FL, South Lennard Special Assessment	7.125%	9/1/21	835,000	838,373
Renaissance Community Development District, Florida Capital Improvement Revenue	7.000%	5/1/33	830,000	830,714
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	5,955,000	4,859,722
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,085,000	430,745	(e)
Sarasota County, FL, Public Hospital Board Revenue:
Refunding, Sarasota Memorial Hospital, NATL	5.250%	7/1/24	5,000,000	5,755,750
Refunding, Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	3,943,765
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	8,500,000	9,183,825
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	4,290,220	(d)
Sunrise, FL, Utilities Systems Revenue:
AMBAC	5.200%	10/1/22	1,295,000	1,571,975	(c)
AMBAC	5.200%	10/1/22	1,705,000	1,977,902
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	564,620
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,176,560
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	1,540,000	1,783,459	(b)
University of Central Florida, Athletics Association Inc., NATL, FGIC	5.250%	10/1/34	1,000,000	1,004,730
Village Center Community Development District:
Florida Recreational Revenue, NATL	5.200%	11/1/25	1,100,000	1,112,100
Utility Revenue, NATL	5.250%	10/1/23	1,000,000	1,013,870
Total Florida				556,824,704
Georgia — 4.1%
Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC	6.125%	3/1/17	250,000	250,342	(a)
Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC	5.625%	7/1/20	335,000	335,918
Atlanta Development Authority Student Housing Revenue, ADA, CAU Partners Inc., ACA	6.250%	7/1/24	1,000,000	648,730
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	50,000,000	58,904,000
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	22,100,000	25,666,056

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	21

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/27	$1,000,000	$1,198,520
NATL, FGIC	5.500%	11/1/19	1,000,000	1,260,210
Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC	5.000%	8/1/22	1,000,000	1,010,720
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,954,850
Oglethorpe Power Corp. Vogtle Project	5.500%	1/1/33	18,000,000	19,139,040
Oglethorpe Power Corp. Vogtle Project BHAC	5.700%	1/1/43	16,285,000	17,895,424
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	1,000,000	1,133,330
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	7,800,000	8,505,900
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	22,551,600
Fulton County, GA, Water & Sewer Revenue, FGIC	6.375%	1/1/14	130,000	139,666	(b)
Georgia Municipal Electric Authority, Power Revenue, AMBAC	7.250%	1/1/24	500,000	704,045
Georgia Private Colleges & Universities Authority Revenue, Mercer University Project	5.250%	10/1/20	2,000,000	2,003,920
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	16,036,200
Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized	6.250%	6/1/15	920,000	922,585	(a)(f)
Main Street Natural Gas Inc., GA:
Gas Project Revenue	5.000%	3/15/18	6,485,000	6,933,049
Gas Project Revenue	5.000%	3/15/22	5,000,000	5,290,950
Gas Project Revenue	5.500%	9/15/26	10,000,000	11,091,800
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC	6.250%	7/1/20	250,000	298,905
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	607,745
Private Colleges & Universities Authority Revenue, Mercer Housing Corp. Project	6.000%	6/1/31	2,000,000	2,003,060
Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project	6.250%	2/1/25	2,000,000	2,018,660	(a)
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	575,975

See Notes to Financial Statements.

22	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John D. Archbold Memorial Hospital	5.125%	11/1/30	$3,500,000	$3,748,465
Anticipation CTFS, John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	1,059,840
Anticipation CTFS, John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,393,032
Total Georgia				220,282,537
Hawaii — 0.0%
Hawaii State Department of Budget & Finance, Hawaiian Electric Co. Inc., NATL	5.650%	10/1/27	960,000	975,763	(a)
Illinois — 4.2%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	23,160,000	26,724,556
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/40	6,000,000	6,251,820
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,250,000	1,330,650	(a)
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	21,459,075
Alexian, AGM	5.500%	1/1/28	30,500,000	33,598,190
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	4,201,000
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	32,580,464
Little Co. of Mary Hospital and Health Care Centers	5.375%	8/15/40	12,795,000	13,318,443
Memorial Health System	5.500%	4/1/39	12,000,000	12,771,840
Park Place of Elmhurst	8.000%	5/15/30	4,385,000	4,492,432
Illinois Finance Authority, Water Facility Revenue, American Water Capital Corp. Project	5.250%	10/1/39	3,150,000	3,179,232
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	2,415,000	2,422,680
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Place, AGM	5.000%	6/15/50	30,000,000	31,235,400
McCormick Project	5.250%	6/15/50	26,205,000	27,827,876
Regional Transportation Authority, NATL, FGIC	7.750%	6/1/20	1,045,000	1,307,075
Total Illinois				222,700,733
Indiana — 1.1%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,386,000
Indiana Municipal Power Agency Power Supply Systems Revenue	5.625%	1/1/28	4,000,000	4,584,800
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/29	2,000,000	2,298,360

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	23

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/34	$10,000,000	$10,639,600
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	10,442,703
Indianapolis, IN, Local Public Improvement Bond Bank	6.750%	2/1/14	1,720,000	1,859,544	(b)
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	700,000	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	22,798,800
Total Indiana				58,709,807
Kansas — 0.1%
Kansas State Development Finance Authority, Health Facilities Revenue, Hays Medical Center Inc.	5.000%	5/15/35	4,000,000	4,161,400
Kentucky — 0.7%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	4,000,000	4,580,560
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,264,200
Kentucky Economic Development Finance Authority Revenue:
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	9,927,090
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,437,600
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	13,450,000	13,867,757
Total Kentucky				36,077,207
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized	6.500%	6/20/37	1,000,000	1,052,590
Louisiana PFA, Hospital Revenue, Lafayette General Medical Center	5.500%	11/1/40	18,000,000	19,115,280
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,756,800
Total Louisiana				25,924,670
Maryland — 1.5%
Maryland State Community Development Administration, Department of Housing & Community Development	5.250%	9/1/35	12,840,000	13,594,992
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	3,000,000	3,124,020
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	8,000,000	8,461,280

See Notes to Financial Statements.

24	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Transportation Facilities Project	5.375%	6/1/25	$7,500,000	$8,010,900
Transportation Facilities Project	5.750%	6/1/35	19,000,000	20,095,540
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health Systems	6.750%	7/1/39	7,500,000	9,002,925
Lifebridge Health	6.000%	7/1/41	1,500,000	1,694,040
The Johns Hopkins Hospital Issue	5.000%	11/15/24	5,000,000	5,396,850	(c)
Maryland State Health & Higher EFA Revenue Bonds, University of Maryland Medical System	5.000%	7/1/34	9,000,000	9,678,240
Total Maryland				79,058,787
Massachusetts — 3.3%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	22,500,000	24,358,500
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	9,631,335
Boston University	5.700%	10/1/40	13,105,000	14,511,560
Broad Institute Inc.	5.375%	4/1/41	17,000,000	18,386,860
May Institute Issue Inc., Radian	5.750%	9/1/29	1,000,000	999,960
Merrimack College Issue, NATL	5.000%	7/1/22	1,000,000	1,001,590
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,680,678
Massachusetts State HEFA Revenue:
Berkshire Health Systems, Radian	5.700%	10/1/25	1,000,000	1,010,440
Caregroup Inc.	5.000%	7/1/28	2,000,000	2,127,880
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	1,955,922
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	1,112,180
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,660,995
New England Medical Center, FGIC	5.000%	5/15/22	5,000,000	5,046,581	(c)
Suffolk University	5.750%	7/1/39	17,500,000	18,827,900
Massachusetts State Housing Finance Agency:
Housing Revenue, Single-Family Housing	5.350%	12/1/33	9,000,000	9,506,610
Housing Revenue, Single-Family Housing	5.400%	6/1/39	1,545,000	1,625,804
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,051,303
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	690,000	699,570
Massachusetts State, GO	0.640%	2/1/16	13,000,000	13,013,000	(g)
Massachusetts State, GO:
Consolidated Loan	0.610%	9/1/15	18,665,000	18,681,425	(g)
Consolidated Loan	0.680%	9/1/16	4,000,000	3,994,760	(g)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	25

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Metropolitan Boston Transit Parking Corp. Systemwide Senior Lien Parking Revenue	5.000%	7/1/41	$17,500,000	$18,737,075
Total Massachusetts				174,621,928
Michigan — 3.0%
Detroit, MI, Water Supply System Revenue	5.000%	7/1/41	5,000,000	5,138,450
Detroit, MI, Water Supply System Revenue:
AGM	5.000%	7/1/34	9,000,000	9,195,660
AGM	6.250%	7/1/36	10,000,000	11,476,800
NATL	5.000%	7/1/30	7,000,000	7,004,690
Lake Superior, MI, State University Revenue, AMBAC	5.500%	11/15/21	1,000,000	1,003,900
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	14,000,000	15,425,900
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	18,173,100
Facilities Program	6.000%	10/15/38	20,500,000	23,319,160
Facilities Program	5.375%	10/15/41	6,135,000	6,911,937
Facilities Program, NATL	5.000%	10/15/29	1,500,000	1,534,185
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	19,205,500
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	1,660,000	1,742,369
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,637,600
Michigan State Housing Development Authority, Rental Housing Revenue	5.700%	10/1/39	3,115,000	3,274,893
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	4,000,000	4,670,280	(f)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	30,232,560
Total Michigan				160,946,984
Minnesota — 0.3%
Columbia Heights, MN, MFH Revenue, Crest View, GNMA-Collateralized	6.625%	4/20/43	1,460,000	1,570,580	(c)
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	2,500,000	2,500,550
Eden Prairie, MN, MFH Revenue:
Rolling Hills Project, GNMA-Collateralized	6.150%	8/20/31	1,000,000	1,051,070
Rolling Hills Project, GNMA-Collateralized	6.200%	2/20/43	1,000,000	1,050,950
Minneapolis, MN, Hospital Revenue, St. Mary’s Hospital & Rehabilitation	10.000%	6/1/13	190,000	202,882	(b)

See Notes to Financial Statements.

26	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — continued
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	$10,960,000	$12,072,440
Total Minnesota				18,448,472
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project	6.800%	4/1/22	3,000,000	3,330,240
Missouri — 1.4%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	8,500,000	9,203,460
Kansas City, MO, IDA Revenue, AMBAC	5.000%	12/1/17	2,105,000	2,463,144
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.750%	1/1/29	5,000,000	5,492,800
Missouri State Development Finance Board Infrastructure Facilities Revenue, Independence Events Center	6.250%	4/1/38	7,000,000	7,169,890
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	32,628,900
Lake Regional Health System Project	5.600%	2/15/25	2,000,000	2,050,200
North Kansas City, MO, Hospital Revenue:
North Kansas City Hospital, AGM	5.000%	11/15/23	1,000,000	1,027,240
North Kansas City Hospital, AGM	5.000%	11/15/24	900,000	923,625
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	10,345,000	11,359,224
Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, NATL	5.250%	9/1/22	1,000,000	1,011,130
Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC	5.000%	3/1/24	1,500,000	1,576,350
Total Missouri				74,905,963
Montana — 0.5%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	26,560,000	26,320,694	(a)
Nevada — 0.5%
Reno, NV, Hospital Revenue:
Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	20,337,237
Washoe Medical Center, AGM	5.250%	6/1/40	7,500,000	7,777,725
Total Nevada				28,114,962
New Hampshire — 0.2%
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	5,130,000	5,475,916
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	4,335,000	4,599,348
Total New Hampshire				10,075,264

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	27

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 5.1%
Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, NATL, FHA	5.650%	1/1/15	$380,000	$380,156
New Jersey EDA Revenue:
School Facilities Construction	5.000%	12/15/27	9,230,000	10,281,574
School Facilities Construction	5.250%	12/15/33	12,500,000	13,834,750
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.600%	11/1/34	11,250,000	12,157,987	(a)
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/41	8,500,000	9,825,830
Catholic Health East	4.750%	11/15/29	5,000,000	5,276,600
New Jersey State EDA, First Mortgage Revenue, The Presbyterian Home at Montgomery Project	6.375%	11/1/31	2,000,000	1,871,420
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	13,110,000	12,317,107	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	12,000,000	11,650,560
New Jersey State EDA, Motor Vehicle Revenue, Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,082,380
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	11,030,000	11,044,559	(a)(g)
New Jersey State EFA Revenue, Richard Stockton College	5.375%	7/1/38	5,000,000	5,468,000
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	10,430,000	11,621,002
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.500%	6/1/27	25,905,000	28,529,954
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,463,250
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	54,000,000	58,631,040	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	12,330,000	13,017,151
New Jersey State Transportation Trust Fund Authority:
Transportation System	0.000%	12/15/36	45,555,000	12,166,374
Transportation System	5.875%	12/15/38	30,000,000	34,439,700
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	8,747,680
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	3,515,000	3,930,473
South Jersey Port Corp. New Jersey Revenue, Refunding	5.000%	1/1/23	2,200,000	2,246,398
Total New Jersey				273,983,945

See Notes to Financial Statements.

28	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.5%
New Mexico Mortgage Finance Authority:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	$4,525,000	$4,773,015
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	3,210,000	3,434,187	(a)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	17,482,950
Total New Mexico				25,690,152
New York — 5.7%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	25,800,000	27,838,458
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	20,000,000	22,577,400
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	3,000,000	3,462,930
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	25,787,960
MTA of New York Revenue	6.500%	11/15/28	10,000,000	12,202,900
MTA, NY, Revenue	5.000%	11/15/34	10,000,000	10,750,500
MTA, NY, Revenue	5.250%	11/15/40	21,500,000	23,771,905
New York City, NY, HDC, MFH Revenue	4.900%	11/1/34	5,695,000	5,960,387
New York City, NY, HDC, MFH Revenue, GNMA-Collateralized, FHA	5.100%	11/1/24	5,000,000	5,199,300
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,601,760
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/45	15,000,000	16,522,200
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,656,460
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,655,500
New York Liberty Development Corp., Liberty Revenue:
1 WTC Port Authority Constructions	5.000%	12/15/41	15,000,000	16,444,950
4 World Trade Center LLC Project	5.750%	11/15/51	8,000,000	9,026,160
Second Priority, Bank of America Tower	5.125%	1/15/44	24,650,000	26,195,801
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.375%	7/1/18	2,000,000	2,033,520	(c)
New York State Dormitory Authority Revenue, Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	38,526,950
New York State Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.000%	11/15/44	10,000,000	10,663,900
Orange County, NY, IDA, Civic Facilities Revenue:
Arden Hill Life Care Center Project	7.000%	8/1/21	1,000,000	971,820
Arden Hill Life Care Center Project	7.000%	8/1/31	1,000,000	914,070

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	29

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Port Authority of New York & New Jersey, Special Obligation Revenue:
5th Installment, Special Project	6.750%	10/1/19	$1,250,000	$1,228,913	(a)
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	8,981,440
JFK International Air Terminal LLC	6.000%	12/1/42	15,000,000	16,816,950
Total New York				303,792,134
North Carolina — 1.3%
Charlotte, NC, Governmental Facilities Projects:
COP	5.250%	6/1/23	3,500,000	3,656,870
COP	5.000%	6/1/24	3,000,000	3,117,780
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare	5.250%	1/15/34	13,400,000	14,512,736
Carolinas Healthcare	5.250%	1/15/39	22,000,000	24,048,640
Carolinas Healthcare System	5.125%	1/15/37	2,000,000	2,189,820
Carolinas Healthcare System	5.250%	1/15/42	5,000,000	5,521,100
Dare County, NC, COP, AMBAC	5.375%	6/1/15	1,145,000	1,167,900
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,108,660
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	1,310,000	1,803,281	(c)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	9,965,700
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/32	4,500,000	5,012,280
Total North Carolina				72,104,767
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	5.150%	7/1/40	10,000,000	10,689,800
Ohio — 0.9%
Cleveland, OH, State University, NATL, FGIC	5.000%	6/1/19	1,210,000	1,359,520
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,855,000	2,868,447
Erie County, OH, Garbage Refuse Landfill Improvement, AGM	5.250%	12/1/24	3,290,000	3,649,959	(c)
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	740,000	740,932
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, NATL, FGIC	5.000%	5/15/24	2,515,000	2,558,711
Lorain County, OH, Hospital Revenue, Catholic Healthcare	5.500%	10/1/17	1,000,000	1,023,450
Lucas County, OH, Hospital Revenue, Promedica Healthcare	6.000%	11/15/41	5,000,000	5,783,650

See Notes to Financial Statements.

30	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	$1,400,000	$1,653,064
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	11,900,175	(f)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA, FNMA, FHLMC-Collateralized	5.400%	9/1/33	1,305,000	1,396,963
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	17,000,000	17,597,550	(f)
Total Ohio				50,532,421
Oklahoma — 0.1%
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	3,000,000	3,364,920
Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC	5.000%	7/1/23	1,500,000	1,552,995
Tulsa, OK, PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center	6.600%	7/1/14	1,905,000	2,038,312
Total Oklahoma				6,956,227
Oregon — 1.3%
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	625,000	649,650	(c)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	375,000	380,962
Multnomah County, OR, Hospital Facilities Authority Revenue:
Providence Health Systems	5.250%	10/1/16	1,000,000	1,109,810
Providence Health Systems	5.250%	10/1/20	1,000,000	1,087,380
Oregon Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	19,294,443
Oregon State Department of Administrative Services:
COP	5.250%	5/1/39	1,900,000	2,083,559
Lottery Revenue, AGM	5.500%	4/1/18	2,000,000	2,007,720	(c)
Oregon State Facilities Authority Revenue:
Legacy Health System Project	5.250%	5/1/21	5,000,000	5,916,600
Samaritan Health Services	5.250%	10/1/40	20,000,000	21,349,600
Oregon State, GO, State Property, ODOT Building	5.000%	5/1/36	15,150,000	17,507,037
Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	705,000	710,760	(a)
Total Oregon				72,097,521

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	31

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 3.8%
Allegheny County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	12/1/27	$8,800,000	$9,661,696
Bucks County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	6/1/26	15,000,000	16,504,500
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,380,000	1,163,934
Dauphin County, PA, IDA, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	2,400,000	2,939,856	(a)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/35	14,015,000	14,996,190
Harrisburg, PA, Redevelopment Authority, First Mortgage, Office Building	6.750%	5/15/25	1,805,000	1,805,000	(c)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,376,800
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	12,000,000	13,153,680
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	5,000,000	5,314,650
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.750%	8/1/30	4,025,000	4,592,243
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,000,000	980,770
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
PPL Energy Supply LLC Project	3.000%	9/1/15	15,000,000	15,559,650	(f)
Shipping Port	3.375%	7/1/15	20,000,000	20,625,800	(f)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,974,340
Pennsylvania State Higher EFA Revenue:
Drexel University	5.125%	5/1/36	10,300,000	11,041,703
Drexel University	5.250%	5/1/41	8,385,000	9,008,425
Student Association Inc. Project	6.750%	9/1/32	985,000	991,550
Thomas Jefferson University	5.000%	3/1/40	5,710,000	6,117,294
University of Pennsylvania Health Systems Revenue	5.000%	8/15/24	1,000,000	1,143,070
University of Pennsylvania Health Systems Revenue	5.250%	8/15/25	1,750,000	2,015,738
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,281,440
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/29	36,270,000	42,086,620
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	3,193,140
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	7,000,000	7,961,380

See Notes to Financial Statements.

32	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	$1,025,000	$1,265,270	(b)
Total Pennsylvania				205,754,739
Puerto Rico — 4.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/29	18,130,000	19,012,568
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	10,000,000	10,007,300
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.125%	7/1/37	15,000,000	15,016,800
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	15,000,000	15,034,350
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	15,000,000	15,709,050
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	200,000	55,000	(a)(e)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.375%	8/1/39	74,500,000	80,646,250
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	8,000,000	8,654,320
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	25,000,000	27,739,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,000,000	7,640,920
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	15,000,000	15,947,850
Total Puerto Rico				215,463,408
Rhode Island — 0.2%
Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC	5.000%	4/1/24	3,270,000	3,280,955
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	6,341,517
Total Rhode Island				9,622,472
South Carolina — 0.8%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	776,124	(b)
Unrefunded Balance, NATL, FGIC	6.750%	1/1/20	670,000	881,177
South Carolina Jobs — EDA Revenue:
Hospital Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	4,250,000	4,468,790
Myrtle Beach Convention Center Hotel Project, NATL	5.250%	4/1/26	2,470,000	2,470,420

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	33

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — continued
South Carolina Jobs, EDA, Hospital Revenue, Palmetto Health, AGM	6.500%	8/1/39	$3,500,000	$3,968,615
South Carolina State Ports Authority Revenue	5.250%	7/1/40	10,000,000	10,906,500
South Carolina Transportation Infrastructure Bank Revenue:
AMBAC	5.000%	10/1/33	20,000,000	20,376,400
Refunding, AMBAC	5.000%	10/1/23	960,000	1,024,896
Total South Carolina				44,872,922
Tennessee — 1.4%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,250,000	1,492,300
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	2,136,020
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	6,715,000	6,740,987
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	9,453,171
Memphis, TN, Center City Finance Corp. Revenue, Pyramid & Pinch District-B, AGM	5.250%	11/1/30	10,000,000	11,502,500
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	14,615,000	15,553,868
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	20,000,000	21,784,000
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	5,438,160
Total Tennessee				74,101,006
Texas — 6.4%
Bexar County, TX, Health Facilities Development Corp., Revenue, Army Retirement Residence Project	6.300%	7/1/32	1,500,000	1,543,845	(c)
Bexar County, TX, Housing Finance Corp., MFH Revenue, Waters at Northern Hills Apartments, NATL	6.050%	8/1/36	1,000,000	880,020
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project	6.625%	5/15/33	5,000,000	5,062,500	(a)
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	4,970,000	1,366,750	(a)(e)
El Paso County, TX, Housing Finance Corp., MFH Revenue:
American Village Communities	6.375%	12/1/32	3,000,000	3,018,420
La Plaza Apartments	6.750%	7/1/30	2,390,000	2,399,895
Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized Single-Family Mortgage Revenue, Capital Appreciation	0.000%	6/1/21	5,000	2,418	(a)
Garza County, TX, Public Facility Corp., Project Revenue	5.750%	10/1/25	4,235,000	4,409,524

See Notes to Financial Statements.

34	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	$5,000,000	$5,003,000	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	31,893,110
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,668,620	(b)
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining LP Project	5.000%	2/1/23	44,000,000	47,631,760
Deer Park Refining Project	4.700%	5/1/18	2,000,000	2,208,300
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	10,946,900
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,642,528
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,750,000	16,336,530
Lower Colorado River Authority, TX, Transmission Contract Revenue, LCRA Transmission Services Project, AMBAC	4.900%	5/15/36	13,500,000	13,503,510
Midland County, TX, Hospital District Revenue, Refunding, AMBAC	5.375%	6/1/16	1,000,000	1,003,770
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	58,511,700
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	9,049,600
Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized	6.650%	7/20/42	994,000	1,050,071
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.250%	8/1/18	10,000,000	10,676,500
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,983,902
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	42,980,000	51,185,742
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	18,000,000	20,210,760
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	25,000,000	28,421,500
Total Texas				341,611,175
U.S. Virgin Islands — 0.1%
Virgin Islands HFA, Single-Family Mortgage Revenue:
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	25,000	25,019	(a)
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	95,000	94,162	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	35

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	$3,000,000	$3,151,350
Total U.S. Virgin Islands				3,270,531
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	505,000	583,174	(b)
Vermont — 0.1%
Vermont Educational & Health Buildings Agency Revenue:
Norwich University Project	5.500%	9/1/28	2,650,000	2,850,419	(c)
Norwich University Project	5.500%	9/1/33	1,750,000	1,882,353	(c)
Vermont Housing Finance Agency, Single-Family, AGM	5.000%	11/1/34	905,000	908,285	(a)
Total Vermont				5,641,057
Virginia — 0.5%
Pittsylvania County, VA, GO	5.750%	2/1/30	5,000,000	5,824,600
Prince William County, VA, IDA, Student Housing Revenue, George Mason University Foundation, Prince William Housing LLC	5.125%	9/1/41	3,250,000	3,457,090
Virginia College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Projects	5.000%	3/1/41	14,225,000	15,391,592
Total Virginia				24,673,282
Washington — 1.0%
Port Longview, WA, Revenue, Refunding Bonds	6.250%	12/1/18	2,865,000	2,876,861	(a)
Port of Seattle, WA, Revenue	5.000%	6/1/40	18,000,000	19,567,800
Washington State Health Care Facilities Authority, Swedish Health Services	6.250%	11/15/41	21,550,000	24,189,875
Washington State Health Care Facilities Authority Revenue, Central Washington Health Services Association	7.000%	7/1/39	8,500,000	9,200,570
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC, TCRS	7.125%	7/1/16	250,000	315,338
Total Washington				56,150,444
West Virginia — 0.3%
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	5,435,800
West Virginia State Hospital Finance Authority, Hospital Revenue:
United Health Systems	5.500%	6/1/34	4,030,000	4,348,612
United Health Systems	5.500%	6/1/39	4,000,000	4,290,440
Total West Virginia				14,074,852

See Notes to Financial Statements.

36	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 0.7%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	$3,275,000	$3,958,689	(a)
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	9,972,900
Aurora Health Care Inc.	6.400%	4/15/33	1,750,000	1,807,855
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	8,462,142
Children’s Hospital	5.375%	8/15/37	2,800,000	3,030,048
Essentia Health, AGM	5.125%	2/15/30	6,475,000	6,943,661
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	3,992,975
Total Wisconsin				38,168,270
Wyoming — 0.2%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	12,253,450
Total Investments before Short-Term Investments (Cost — $4,569,672,112)				5,044,871,184
Short-Term Investments — 4.0%
California — 0.2%
California Health Facilities Finance Authority Revenue, Hospital Adventist Health Systems, LOC-Wells Fargo Bank N.A.	0.090%	9/1/25	2,300,000	2,300,000	(h)(i)
California Health Facilities Financing Authority Revenue, St. Joseph Health Systems, LOC-U.S. Bank N.A.	0.130%	7/1/41	100,000	100,000	(h)(i)
California Statewide CDA Revenue:
John Muir Health, LOC-UBS AG	0.090%	8/15/36	7,965,000	7,965,000	(h)(i)
Los Angeles County Museum of Art, LOC-Union Bank N.A.	0.090%	12/1/37	1,000,000	1,000,000	(h)(i)
Painted Turtle Gang Camp Foundation, LOC-Wells Fargo Bank N.A.	0.100%	4/1/33	1,200,000	1,200,000	(h)(i)
Total California				12,565,000
Colorado — 0.0%
Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, LOC-Bank of America	0.130%	9/1/33	500,000	500,000	(h)(i)
Florida — 0.2%
Hillsborough, FL, Community College Foundation Inc., Student Housing Revenue, LOC-Bank of America N.A.	0.150%	12/1/33	8,865,000	8,865,000	(h)(i)
Polk County, FL, School Board COP, Master Lease Program, LOC-Wells Fargo Bank N.A.	0.150%	1/1/28	4,000,000	4,000,000	(h)(i)
Total Florida				12,865,000

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	37

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.4%
Municipal Electric Authority of Georgia, LOC-Dexia Credit Local	0.400%	1/1/48	$23,500,000	$23,500,000	(h)(i)
Illinois — 0.6%
Chicago, IL, GO, SPA-Banco Bilbao Vizcaya	0.300%	1/1/42	1,000,000	1,000,000	(h)(i)
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.120%	5/1/31	29,200,000	29,200,000	(h)(i)
Total Illinois				30,200,000
Massachusetts — 0.3%
Massachusetts State HEFA Revenue, Capital Asset Program, LOC-Bank of America	0.190%	1/1/35	15,600,000	15,600,000	(h)(i)
New Jersey — 0.0%
New Jersey EDA Revenue, The Cooper Health Systems Project, LOC-TD Bank N.A.	0.120%	11/1/38	2,000,000	2,000,000	(h)(i)
New York — 1.2%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.250%	4/1/35	37,300,000	37,300,000	(h)(i)
SPA-Dexia Credit Local	0.250%	8/1/28	3,400,000	3,400,000	(h)(i)
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.250%	11/1/22	15,487,000	15,487,000	(h)(i)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.250%	3/1/34	8,595,000	8,595,000	(h)(i)
Total New York				64,782,000
North Carolina — 0.4%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, AGM, SPA-Dexia Credit Local	0.300%	1/15/44	12,830,000	12,830,000	(h)(i)
Mecklenburg County, NC, COP, SPA-SunTrust Bank	0.200%	2/1/28	6,585,000	6,585,000	(h)(i)
Total North Carolina				19,415,000
Pennsylvania — 0.0%
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.120%	8/15/24	100,000	100,000	(h)(i)
Vermont — 0.1%
Vermont State Housing Finance Agency, Single-Family Revenue, AGM, SPA-TD Bank N.A.	0.190%	11/1/34	3,800,000	3,800,000	(a)(h)(i)
Virginia — 0.6%
Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A. Refunding, University Richmond Project, SPA-SunTrust Bank	0.150%	11/1/36	6,265,000	6,265,000	(h)(i)
Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.130%	7/1/37	3,200,000	3,200,000	(h)(i)

See Notes to Financial Statements.

38	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.120%	7/1/42	$19,600,000	$19,600,000	(h)(i)
Total Virginia				29,065,000
Total Short-Term Investments (Cost — $214,392,000)				214,392,000
Total Investments — 98.2% (Cost — $4,784,064,112#)				5,259,263,184
Other Assets in Excess of Liabilities — 1.8%				94,392,176
Total Net Assets — 100.0%				$5,353,655,360

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of February 29, 2012.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $4,783,863,400.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	39

Legg Mason Western Asset Managed Municipals Fund

GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
USD	— Unified School District
VHA	— Veterans Health Administration

Summary of Investments by Sector† (unaudited)
Transportation	20.0%
Health care	18.9
Industrial revenue	12.1
Education	8.9
Power	8.6
Special tax obligation	8.6
Water & sewer	5.1
Leasing	4.0
Housing	3.2
Other	3.1
Pre-refunded/escrowed to maturity	1.1
State general obligation	1.0
Solid waste/resource recovery	0.7
Local general obligation	0.6
Short-term investments	4.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of February 29, 2012 and are subject to change.

See Notes to Financial Statements.

40	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Legg Mason Western Asset Managed Municipals Fund

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.6%
AA/Aa	32.5
A	49.3
BBB/Baa	8.8
BB/Ba	1.0
B/B	0.2
CC/Ca	0.0 †
A-1/VMIG 1	4.1
NR	2.5
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

†	Represents less than 0.1%.

See pages 41 through 45 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	41

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

42	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Long-term security ratings (unaudited) (cont’d)

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	43
BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

44	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Short-term security ratings (unaudited) (cont’d)

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	45

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.

NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

46	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Statement of assets and liabilities

February 29, 2012

Assets:
Investments, at value (Cost — $4,784,064,112)	$5,259,263,184
Cash	114,493
Interest receivable	64,521,327
Receivable for securities sold	40,095,177
Receivable for Fund shares sold	9,529,758
Prepaid expenses	143,473
Total Assets	5,373,667,412

Liabilities:
Payable for Fund shares repurchased	13,581,510
Distributions payable	2,303,815
Investment management fee payable	1,870,667
Service and/or distribution fees payable	986,481
Trustees’ fees payable	43,861
Accrued expenses	1,225,718
Total Liabilities	20,012,052
Total Net Assets	$5,353,655,360

Net Assets:
Par value (Note 7)	$3,187
Paid-in capital in excess of par value	5,014,668,152
Undistributed net investment income	1,673,780
Accumulated net realized loss on investments and futures contracts	(137,888,831)
Net unrealized appreciation on investments	475,199,072
Total Net Assets	$5,353,655,360

Shares Outstanding:
Class 1	1,813,221
Class A	209,956,514
Class B	3,831,017
Class C	57,491,795
Class I	45,610,499

Net Asset Value:
Class 1 (and redemption price)	$16.74
Class A (and redemption price)	$16.79
Class B*	$16.79
Class C*	$16.80
Class I (and redemption price)	$16.82
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.54

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	47

Statement of operations

For the Year Ended February 29, 2012

Investment Income:
Interest	$271,704,810

Expenses:
Investment management fee (Note 2)	23,029,471
Service and/or distribution fees (Notes 2 and 5)	12,106,911
Transfer agent fees (Note 5)	1,946,696
Fund accounting fees	366,406
Legal fees	259,618
Registration fees	165,590
Insurance	112,719
Trustees’ fees	96,359
Audit and tax	90,600
Shareholder reports	37,273
Custody fees	23,158
Miscellaneous expenses	26,485
Total Expenses	38,261,286
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(37,603)
Net Expenses	38,223,683
Net Investment Income	233,481,127

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain from:
Investment transactions	33,493,699
Futures contracts	10,051,861
Net Realized Gain	43,545,560
Change in Net Unrealized Appreciation (Depreciation)	546,097,187
Net Gain on Investments and Futures Contracts	589,642,747
Increase in Net Assets from Operations	$823,123,874

See Notes to Financial Statements.

48	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Statements of changes in net assets

For the Year Ended February 29, 2012 and the Year Ended February 28, 2011	2012	2011

Operations:
Net investment income	$233,481,127	$258,069,861
Net realized gain (loss)	43,545,560	(59,939,863)
Change in net unrealized appreciation (depreciation)	546,097,187	(296,129,231)
Proceeds from settlement of a regulatory matter	—	1,433,879	†
Increase (Decrease) in Net Assets From Operations	823,123,874	(96,565,354)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(232,690,499)	(258,190,047)
Net realized gains	—	(1,267,182)
Decrease in Net Assets From Distributions to Shareholders	(232,690,499)	(259,457,229)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	981,954,415	2,219,390,612
Reinvestment of distributions	200,955,319	220,809,714
Cost of shares repurchased	(1,637,743,809)	(2,023,807,772)
Increase (Decrease) in Net Assets From Fund Share Transactions	(454,834,075)	416,392,554
Increase in Net Assets	135,599,300	60,369,971

Net Assets:
Beginning of year	5,218,056,060	5,157,686,089
End of year*	$5,353,655,360	$5,218,056,060
* Includes undistributed net investment income of:	$1,673,780	$986,165

†	The Fund received $2,981, $855,039, $453,456, $122,290 and $113 for Class 1, A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	49

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2012[2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$14.94	$15.87	$14.34	$15.03	$15.62

Income (loss) from operations:
Net investment income	0.74	0.75	0.77	0.75	0.72
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.70)	(0.59)
Total income (loss) from operations	2.54	(0.18)	2.30	0.05	0.13

Less distributions from:
Net investment income	(0.74)	(0.75)	(0.77)	(0.74)	(0.72)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.74)	(0.75)	(0.77)	(0.74)	(0.72)

Net asset value, end of year	$16.74	$14.94	$15.87	$14.34	$15.03
Total return[5]	17.42%	(1.20)%	16.34%	0.35%	0.77%

Net assets, end of year (millions)	$30	$29	$34	$33	$39

Ratios to average net assets:
Gross expenses	0.62%	0.62%	0.64%	0.65%	0.69%
Net expenses[6,7,8]	0.50	0.49	0.49	0.51	0.56
Net investment income	4.73	4.81	5.01	5.04	4.63

Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective July 27, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

50	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$14.99	$15.92	$14.39	$15.07	$15.67

Income (loss) from operations:
Net investment income	0.72	0.73	0.75	0.73	0.70
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.69)	(0.60)
Total income (loss) from operations	2.52	(0.20)	2.28	0.04	0.10

Less distributions from:
Net investment income	(0.72)	(0.73)	(0.75)	(0.72)	(0.70)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.72)	(0.73)	(0.75)	(0.72)	(0.70)

Net asset value, end of year	$16.79	$14.99	$15.92	$14.39	$15.07
Total return[5]	17.21%	(1.32)%	16.13%	0.28%	0.60%

Net assets, end of year (millions)	$3,527	$3,581	$3,928	$3,129	$2,635

Ratios to average net assets:
Gross expenses	0.65%	0.64%	0.64%	0.66%	0.69%
Net expenses[6]	0.65	0.64	0.64	0.66 [7,8]	0.67 [7,8]
Net investment income	4.59	4.66	4.86	4.91	4.51

Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	51

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$15.02	$15.93	$14.40	$15.09	$15.69

Income (loss) from operations:
Net investment income	0.63	0.64	0.66	0.65	0.62
Net realized and unrealized gain (loss)	1.79	(0.93)	1.53	(0.69)	(0.60)
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—
Total income (loss) from operations	2.42	(0.22)	2.19	(0.04)	0.02

Less distributions from:
Net investment income	(0.65)	(0.69)	(0.66)	(0.65)	(0.62)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.65)	(0.69)	(0.66)	(0.65)	(0.62)

Net asset value, end of year	$16.79	$15.02	$15.93	$14.40	$15.09
Total return[5]	16.50%	(1.46)%[6]	15.47%	(0.32)%	0.09%

Net assets, end of year (millions)	$64	$76	$103	$121	$153

Ratios to average net assets:
Gross expenses	1.26%	1.23%	1.22%	1.21%	1.23%
Net expenses[7]	1.26	1.23	1.22	1.20 [8,9]	1.18 [8,9]
Net investment income	3.98	4.06	4.30	4.35	4.00

Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.92)%. Class B received $453,456 related to this distribution.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

See Notes to Financial Statements.

52	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$15.00	$15.93	$14.40	$15.08	$15.68

Income (loss) from operations:
Net investment income	0.63	0.64	0.66	0.64	0.61
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.68)	(0.60)
Total income (loss) from operations	2.43	(0.29)	2.19	(0.04)	0.01

Less distributions from:
Net investment income	(0.63)	(0.64)	(0.66)	(0.64)	(0.61)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.63)	(0.64)	(0.66)	(0.64)	(0.61)

Net asset value, end of year	$16.80	$15.00	$15.93	$14.40	$15.08
Total return[5]	16.55%	(1.88)%	15.49%	(0.27)%	0.04%

Net assets, end of year (millions)	$966	$908	$777	$466	$251

Ratios to average net assets:
Gross expenses	1.21%	1.20%	1.20%	1.21%	1.23%
Net expenses[6]	1.21	1.20	1.20	1.21	1.23 [7]
Net investment income	4.02	4.10	4.28	4.38	3.95

Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	53

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$15.01	$15.94	$14.41	$15.09	$15.69

Income (loss) from operations:
Net investment income	0.74	0.76	0.77	0.75	0.72
Net realized and unrealized gain (loss)	1.81	(0.94)	1.53	(0.68)	(0.59)
Total income (loss) from operations	2.55	(0.18)	2.30	0.07	0.13

Less distributions from:
Net investment income	(0.74)	(0.75)	(0.77)	(0.75)	(0.73)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.74)	(0.75)	(0.77)	(0.75)	(0.73)

Net asset value, end of year	$16.82	$15.01	$15.94	$14.41	$15.09
Total return[5]	17.42%	(1.19)%	16.30%	0.46%	0.78%

Net assets, end of year (millions)	$767	$624	$316	$167	$41

Ratios to average net assets:
Gross expenses	0.51%	0.49%	0.49%	0.49%	0.51%
Net expenses[6]	0.51 [7]	0.49 [7]	0.49 [7]	0.49 [8,9]	0.50 [8,9]
Net investment income	4.70	4.81	4.99	5.13	4.66

Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

See Notes to Financial Statements.

54	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Managed Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	55

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$5,044,871,184	—	$5,044,871,184
Short-term investments†	—	214,392,000	—	214,392,000
Total investments	—	$5,259,263,184	—	$5,259,263,184

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid

56	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(103,013)	$103,013

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	57

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15% and did not exceed 0.60% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended February 29, 2012, fees waived and/or expenses reimbursed amounted to $37,603.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

58	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended February 29, 2012, LMIS and its affiliates received sales charges of approximately $486,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 29, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$114,000	$172,000	$127,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 29, 2012, the Fund had accrued $3,217 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$684,710,865
Sales	1,368,037,257

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$491,657,366
Gross unrealized depreciation	(16,257,582)
Net unrealized appreciation	$475,399,784

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	59

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$10,051,861

During the year ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell) †	$85,928,334

†	At February 29, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$46,822
Class A	$5,288,059	1,081,916
Class B	447,877	102,057
Class C	6,370,975	404,997
Class I	—	310,904
Total	$12,106,911	$1,946,696

For the year ended February 29, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$37,603
Class A	—
Class B	—
Class C	—
Class I	—
Total	$37,603

60	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 29, 2012	Year Ended February 28, 2011
Net Investment Income:
Class 1	$1,395,767	$1,546,045
Class A	161,063,966	184,051,555
Class B	2,872,152	4,086,988
Class C	36,394,521	37,716,373
Class I	30,964,093	30,789,086
Total	$232,690,499	$258,190,047

Net Realized Gains:
Class 1	—	$7,470
Class A	—	899,131
Class B	—	22,325
Class C	—	202,621
Class I	—	135,635
Total	—	$1,267,182

7. Shares of beneficial interest

At February 29, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	16	$242
Shares issued on reinvestment	88,683	$1,396,035	99,376	1,553,576
Shares repurchased	(232,716)	(3,660,505)	(292,737)	(4,564,122)
Net decrease	(144,033)	$(2,264,470)	(193,345)	$(3,010,304)

Class A
Shares sold	32,924,078	$522,810,653	71,721,660	$1,127,826,876
Shares issued on reinvestment	9,327,286	147,249,973	10,659,237	167,118,727
Shares repurchased	(71,164,640)	(1,125,088,655)	(90,270,083)	(1,399,901,393)
Net decrease	(28,913,276)	$(455,028,029)	(7,889,186)	$(104,955,790)

Class B
Shares sold	186,748	$2,878,976	1,349,336	$21,446,702
Shares issued on reinvestment	165,591	2,608,022	235,952	3,714,108
Shares repurchased	(1,565,800)	(24,521,652)	(3,008,830)	(47,299,785)
Net decrease	(1,213,461)	$(19,034,654)	(1,423,542)	$(22,138,975)

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	61

	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount

Class C
Shares sold	9,128,444	$145,161,023	23,966,745	$379,037,583
Shares issued on reinvestment	1,731,269	27,360,268	1,788,490	28,023,789
Shares repurchased	(13,890,967)	(217,982,306)	(14,014,000)	(215,490,454)
Net increase (decrease)	(3,031,254)	$(45,461,015)	11,741,235	$191,570,918

Class I
Shares sold	19,602,313	$311,103,763	43,715,134	$691,079,209
Shares issued on reinvestment	1,409,202	22,341,021	1,301,597	20,399,514
Shares repurchased	(16,995,952)	(266,490,691)	(23,225,332)	(356,552,018)
Net increase	4,015,563	$66,954,093	21,791,399	$354,926,705

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
Daily 3/30/2012	$0.061812	$0.059817	$0.050452	$0.051660	$0.062046

The tax character of distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011 was as follows:

	2012	2011
Distributions Paid From:
Tax-exempt income	$231,509,314	$258,085,590
Ordinary income	1,181,185	1,371,639
Total distributions paid	$232,690,499	$259,457,229

As of February 29, 2012, the components of accumulated earnings on a tax basis was as follows:

Undistributed tax-exempt income — net	$1,735,820
Undistributed ordinary income — net	85,550
Total undistributed earnings	$1,821,370
Capital loss carryforward*	(138,089,543)
Other book/tax temporary differences(a)	(147,590)
Unrealized appreciation (depreciation)(b)	475,399,784
Total accumulated earnings (losses) — net	$338,984,021

*	During the taxable year ended February 29, 2012, the Fund utilized $ 43,621,737 of its capital loss carryforward available from prior years. As of February 29, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2013	$(20,902,131)
2/28/2014	(33,168,998)
2/28/2018	(26,456,127)
2/28/2019	(57,562,287)
$(138,089,543)

62	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	63

Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees

64	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common

Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report	65

requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

66	Legg Mason Western Asset Managed Municipals Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Managed Municipals Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Managed Municipals Fund as of February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2012

Legg Mason Western Asset Managed Municipals Fund	67

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

68	Legg Mason Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Managed Municipals Fund	69

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as general municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2013.

70	Legg Mason Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Managed Municipals Fund	71

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

72	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Managed Municipals Fund	73

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

74	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Managed Municipals Fund	75

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

76	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Managed Municipals Fund	77

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2012:

Record date:	Daily	Daily	Daily	Daily	Daily
Payable date:	March 2011 through May 2011	6/30/2011	July 2011 through November 2011	12/31/2011	January 2012 through February 2012
Class 1
Tax-exempt interest	100.00%	97.18%	100.00%	97.00%	100.00%
Ordinary income	—	2.82%*	—	3.00%*	—
Class A
Tax-exempt interest	100.00%	97.18%	100.00%	97.00%	100.00%
Ordinary income	—	2.82%*	—	3.00%*	—

Record date:	Daily	Daily	Daily	Daily	Daily
Payable date:	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Class B
Tax-exempt interest	99.30%	99.33%	98.92%	96.07%	99.17%
Ordinary income	0.70%*	0.67%*	1.08%*	3.93%*	0.83%*

Record date:	Daily	Daily	Daily	Daily
Payable date:	8/31/2011	September 2011 through November 2011	12/31/2011	January 2012 through February 2012
Class B
Tax-exempt interest	99.47%	100.00%	97.00%	100.00%
Ordinary income	0.53%*	—	3.00%*	—

Record date:	Daily	Daily	Daily	Daily	Daily
Payable date:	March 2011 through May 2011	6/30/2011	July 2011 through November 2011	12/31/2011	January 2012 through February 2012
Class C
Tax-exempt interest	100.00%	97.18%	100.00%	97.00%	100.00%
Ordinary income	—	2.82%*	—	3.00%*	—

Class I
Tax-exempt interest	100.00%	97.18%	100.00%	97.00%	100.00%
Ordinary income	—	2.82%*	—	3.00%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please	retain this information for your records.

Legg Mason Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/12 SR12-1631

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2011 and February 29, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,200 in 2011 and $209,700 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2011 and $13,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	April 25, 2012